                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 18, 2004



                                PALL CORPORATION
             (Exact name of registrant as specified in its charter)

         NEW YORK                        1- 4311                11-1541330
(State or other jurisdiction           (Commission           (I.R.S.Employer
     of incorporation)                 file number)         Identification No.)

2200 NORTHERN BOULEVARD, EAST HILLS, NY                          11548
(Address of principal executive offices)                        (Zip Code)

                                 (516) 484-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective October 18, 2004, John Adamovich, Jr., the registrant's Group Vice President, Treasurer and Chief Financial Officer submitted his resignation.


     Marcus Wilson, the registrant's President, will assume the additional roles of Treasurer and Chief Financial Officer. Information concerning Mr. Wilson (a) appears in a press release dated October 22, 2004, which is incorporated by reference in, and is being filed as an exhibit to, this Form 8-K, and (b) has been "previously reported" (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) in the registrant's definitive proxy statement dated October 13, 2004, on pages 3, 7 and 11, and is also incorporated by reference in this Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Pall Corporation


October 22, 2004                           By: /s/ LISA MCDERMOTT
                                               -------------------
                                               Lisa McDermott
                                               Vice President Finance
                                               and Chief Accounting Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------

  99 Press release dated October 22, 2004, announcing the resignation of John Adamovich, Jr., the registrant's Group Vice President, Treasurer and Chief Financial Officer.